 News Release

IGT Reports Third Quarter Fiscal Year 2014 Results

Third Quarter Results (compared to last year's third quarter)
•	Total revenue decreased 19% to $468 million
•	GAAP earnings per share increased 16% to $029
•	Adjusted earnings per share decreased 15% to $0.28
•	Social gaming revenue increased 17% to $72 million and average bookings per daily active user grew 7% to $0.43

(LAS VEGAS – July 29, 2014) – International Game Technology (NYSE: IGT) today reported operating results for the third quarter ended June 30, 2014.

"July saw the culmination of our process to evaluate strategic alternatives for IGT and our shareholders," said Patti Hart, IGT CEO.  "We successfully balanced this effort during the third quarter with our focus on continuous improvement in our business evidenced by expanded gross margins and expected EPS performance. Our effective cost management has improved efficiencies in a challenging industry environment and has positioned us for future market opportunities."

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Consolidated Results
	Third Quarters			Nine Months
Periods Ended June 30,	2014	2013	% Change	2014	2013	% Change
(In millions, except per share amounts)
GAAP Measures
Revenue	$467.6	$579.0	-19%	$1,521.6	$1,709.2	-11%
Operating income	109.6	123.0	-11%	285.4	370.7	-23%
Net income	72.1	65.7	10%	177.1	209.2	-15%
Earnings per share	$0.29	$0.25	16%	$0.71	$0.79	-10%
Net operating cash flows				$61.4	$335.2	-82%

Non-GAAP Measures (1)
Adjusted operating income	$119.3	$154.1	-23%	$350.6	$455.2	-23%
Adjusted net income	69.3	86.4	-20%	181.7	258.1	-30%
Adjusted earnings per share	$0.28	$0.33	-15%	$0.72	$0.97	-26%
Free cash flow (before dividends)				$(7.7)	$238.1	-103%

(1) Adjusted operating income, adjusted net income, adjusted earnings per share and free cash flow are non-GAAP financial measures.
Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

•	Revenue decreased 19% to $468 million in the third quarter primarily due to declines in product sales and gaming operations.
•	GAAP earnings per share increased 16% to $0.29.
•	Non-GAAP adjusted financial measures for the third quarter excluded acquisition-related charges primarily for DoubleDown and certain discrete tax benefits.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Gaming Operations
	Third Quarters			Nine Months
Periods Ended June 30,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$217.6	$247.3	-12%	$671.0	$744.3	-10%
Gross profit	135.1	151.7	-11%	411.7	461.6	-11%
Gross margin	62%	61%	2%	61%	62%	-2%
Installed base ('000)	50.5	56.7	-11%	50.5	56.7	-11%
Yield (average revenue per unit per day - $0.00)	$46.02	$47.96	-4%	$46.75	$47.91	-2%

•	Revenue decreased 12% to $218 million in the third quarter, most significantly due to installed base declines and lower yields.
•	Gross margin increased to 62% from 61% primarily due to mix shift to higher-margin lease operations and lower depreciation.
•	Installed base decreased 11% driven by declines in International largely due to lease operation unit conversions and North America MegaJackpots® primarily in the standalone category.
•	Average revenue per unit per day was $46.02, down 4% over the prior year quarter, largely due to lower MegaJackpots® performance, and down 2% sequentially in line with seasonal trends.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Product Sales
	Third Quarters			Nine Months
Periods Ended June 30,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$166.9	$259.2	-36%	$613.1	$772.9	-21%
Gross profit	97.5	139.9	-30%	328.3	409.2	-20%
Gross margin	58%	54%	7%	54%	53%	2%
Machine units recognized ('000)	7.3	13.4	-46%	28.0	38.4	-27%
Machine average sales price ('000)	$11.9	$13.3	-11%	$13.2	$14.0	-6%

•
Revenue decreased 36% to $167 million in the third quarter, primarily due to lower machine unit volume, with the most significant decrease in North America replacement units.  The current quarter did not include Canadian replacement units while the prior year quarter included 3,300 Canadian replacement units. Also, the current quarter included 400 new Illinois units as compared to the prior year quarter that included 1,300 new Illinois units..

•	Gross margin increased to 58% from 54% due to a favorable mix of higher-margin intellectual property revenue.
•
Machine average sales price decreased 11% to $11,900.   North America machine average sales price increased 4% to $12,900 primarily due to favorable product mix.  International machine average sales price decreased 34% largely due to a high volume of lease unit conversions.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Interactive
	Third Quarters			Nine Months
Periods Ended June 30,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$83.1	$72.5	15%	$237.5	$192.0	24%
Social gaming	71.8	61.4	17%	205.4	157.1	31%
IGTi	11.3	11.1	2%	32.1	34.9	-8%

Gross Margin	63%	63%	-	62%	61%	2%

DoubleDown average user statistics (1)
DAU (Daily active users) ('000)	1,833	1,690	8%	1,774	1,613	10%
MAU (Monthly active users) ('000)	5,975	6,658	-10%	6,130	5,950	3%
Bookings per DAU ($0.00)	$0.43	$0.40	7%	$0.42	$0.36	17%

(1) as a single application with multiple games, active users equal unique users

•	Social gaming revenue increased 31% to $205 million in the first nine months and increased 17% to $72 million in the third quarter, driven by increases in average DAU and average bookings per DAU.
•	Average DAU were 1.8 million, an increase of 8% over the prior year quarter.
•	Average MAU were 6.0 million, a decrease of 10% primarily due to increased focus on improving player conversion rates.
•	Average bookings per DAU were $0.43, an increase of 7% over the same quarter last year.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Operating Expenses
	Third Quarters			Nine Months
Periods Ended June 30,	2014	2013	% Change	2014	2013	% Change
(In millions)
Selling, general & administrative	$103.3	$114.4	-10%	$345.2	$325.0	6%
Research & development	53.4	59.8	-11%	172.1	172.3	-
Depreciation & amortization	16.4	19.3	-15%	49.7	58.0	-14%
Contingent acquisition-related costs	2.2	19.2	-89%	17.2	58.6	-71%
Impairment and restructuring	-	1.5	*	17.8	3.1	*
Total operating expenses	$175.3	$214.2	-18%	$602.0	$617.0	-2%

Adjusted Operating Expenses (1)	$168.4	$185.4	-9%	$545.6	$534.4	2%

(1) Adjusted operating expenses is a non-GAAP financial measure. Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

•	The decrease in third quarter total operating expenses was primarily due to lower contingent acquisition-related costs and cost savings resulting from the March 2014 business realignment.
•	Selling, general and administrative expenses included an increase in bad debt provisions, as the prior year quarter benefited from significant bad debt recoveries.
•	Adjusted operating expenses were 36% of revenue compared to 32% in the prior year quarter due to lower total revenue.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Balance Sheet, Cash Flow and Capital Deployment

(in millions)	June 30, 2014	September 30, 2013	% Change
Cash and equivalents (including restricted amounts)	$299.0	$809.1	-63%
Working capital	691.1	267.5	158%
Contractual debt obligations	1,925.0	2,150.0	-10%

•	Operating cash flow was $127 million in the third quarter on net income of $72 million.
•
Contractual debt obligations decreased $225 million as the company's 3.25% Convertible Notes matured on May 1, 2014.  The notes were paid using a combination of borrowings on the revolving credit facility and cash on hand.

•	Outstanding borrowings under the company's revolving credit facility were $625 million as of June 30, 2014.
•	The company returned $27 million to its shareholders through dividends.

Other
References to per share amounts in this release are based on weighted average diluted shares of common stock outstanding, unless otherwise specified.

Outlook
The company is updating its fiscal year 2014 guidance for adjusted earnings from continuing operations to $1.00 to $1.06 per share.
GAAP earnings per share from continuing operations for fiscal year 2014 will include acquisition-related expenses, primarily related to DoubleDown, severance costs, business realignment expenses, asset impairment charges, legal accrual charges, merger-related professional fees and certain discrete tax items or benefits, the amount of which is not determinable at this time.  The company may also recognize other items that are not currently determinable, but may be significant. For this reason, the company is unable to provide estimates for full-year GAAP earnings per share from continuing operations at this time.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Earnings Conference Call
There will be no earnings conference call.

Q3 FY 2014 Excel file
Q3 FY 2014 PDF of this press release

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties.  These statements include our expected future financial and operational performance (including our guidance for fiscal year 2014) and our strategic and operational plans.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the results predicted, and reported results should not be considered an indication of future performance.  Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions and changes in economic conditions affecting the gaming industry; new or changing laws or regulations or new interpretations of existing laws or regulations affecting our business; difficulties or delays in obtaining or maintaining necessary licenses or approvals; slow growth in the number of new gaming jurisdictions or new casinos or the rate of replacement of existing gaming machines; changes in operator or player preferences for our products; our ability to compete in the gaming industry with new or existing competitors; our ability to develop and introduce new products and their acceptance by our customers; risks related to our international operations; our ability to protect our intellectual property; adverse results of litigation, including intellectual property infringement claims; our ability to leverage cost reduction initiatives; risks related to business combinations, investments in intellectual property and the integration of acquisitions; and future developments or changes affecting online gaming or social casino-style gaming, which is a new and evolving industry.

Additional factors relating to the proposed merger transactions with GTECH S.p.A. ("GTECH") include failure to obtain applicable regulatory or securityholder approvals in a timely manner or otherwise; the possibility that the proposed transactions will not close, including by any failure to satisfy closing conditions or a termination of the merger agreement; risks that the businesses of IGT and GTECH will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations of IGT and GTECH; risks relating to unanticipated costs of integration; ability to hire and retain key personnel; and the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors.

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

A further list and description of these and other risks, uncertainties and other matters can be found in our annual report and other reports filed with the Securities and Exchange Commission, including under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for fiscal 2013 filed with the SEC on November 26, 2013 and our Quarterly Report on Form 10-Q for our fiscal quarter ended March 31, 2014 filed with the SEC on May 7, 2014 and available on the SEC website at www.sec.gov and on the investor relations section of our website at www.IGT.com/investors.  Additional information will also be set forth in our Quarterly Report on Form 10-Q for our fiscal quarter ended June 30, 2014, which we expect to file with the SEC in the third quarter of calendar 2014.  All information provided in this release is as of July 29, 2014, and IGT does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed merger transactions involving GTECH or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Georgia Worldwide Limited ("NewCo") will file with the SEC a registration statement on Form S-4 or F-4, which will include the proxy statement of IGT that also constitutes a prospectus of NewCo (the "proxy statement/prospectus").  INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IGT, GTECH, NEWCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on IGT's website at IGT.com within the "Investor Relations" section or by contacting Investor Relations at 866-296-4232 (for documents filed with the SEC by IGT) or on GTECH's website at gtech.com or by contacting Corporate Communications at 401-392-7452 (for documents filed with the SEC by NewCo).

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

The release, publication or distribution of this communication in certain jurisdictions may be restricted by law and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions.

Participants in the Distribution

IGT, GTECH and NewCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of IGT in respect of the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the securityholders of IGT in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding IGT's directors and executive officers is contained in IGT's Annual Report on Form 10-K for the year ended September 28, 2013 and its Proxy Statement on Schedule 14A, dated January 24, 2014, which are filed with the SEC and can be obtained free of charge from the sources indicated above.

IGT Resources:
·	Like us on Facebook
·	Play DoubleDown Casino Games
·	Like DoubleDown Casino on Facebook
·	Follow us on Twitter
·	View IGT's YouTube Channel

About IGT
International Game Technology (NYSE: IGT) is a global leader in casino gaming entertainment and continues to transform the industry by translating casino player experiences to social, mobile and interactive environments for markets around the world. IGT's acquisition of DoubleDown Interactive provides engaging social casino style entertainment to approximately 6 million players monthly. More information about IGT is available at IGT.com or connect with IGT at @IGTNews or facebook.com/IGT.  Anyone can play at the DoubleDown Casino by visiting http://apps.facebook.com/doubledowncasino or doubledowncasino.com .

IGT Contact:

Kate Pearlman
Vice President, Investor Relations and Treasury

+1 866-296-4232
InvestorRelations@IGT.com

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and Condensed)

	Third Quarters		Nine Months
Periods Ended June 30,	2014	2013	2014	2013
	(In millions, except per share amounts)
REVENUES
Gaming operations	$217.6	$247.3	$671.0	$744.3
Product sales	166.9	259.2	613.1	772.9
Interactive	83.1	72.5	237.5	192.0
Total	467.6	579.0	1,521.6	1,709.2

COSTS AND OPERATING EXPENSES
Cost of gaming operations	82.5	95.6	259.3	282.7
Cost of product sales	69.4	119.3	284.8	363.7
Cost of interactive	30.8	26.9	90.1	75.1
Selling, general and administrative	103.3	114.4	345.2	325.0
Research and development	53.4	59.8	172.1	172.3
Depreciation and amortization	16.4	19.3	49.7	58.0
Contingent acquisition-related costs	2.2	19.2	17.2	58.6
Impairment and restructuring	-	1.5	17.8	3.1
Total	358.0	456.0	1,236.2	1,338.5

OPERATING INCOME	109.6	123.0	285.4	370.7

OTHER INCOME (EXPENSE)
Interest income	10.4	11.5	31.2	34.0
Interest expense	(26.6)	(30.5)	(99.9)	(92.4)
Other	0.7	(6.7)	(4.6)	(9.6)
Total	(15.5)	(25.7)	(73.3)	(68.0)

INCOME BEFORE TAX	94.1	97.3	212.1	302.7

Income tax provision	22.0	31.6	35.0	93.5

NET INCOME	$72.1	$65.7	$177.1	$209.2

EARNINGS PER SHARE
Basic	$0.29	$0.25	$0.71	$0.79
Diluted	$0.29	$0.25	$0.71	$0.79

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	247.0	260.6	249.1	263.4
Diluted	247.9	263.2	250.8	265.6

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

CONSOLIDATED BALANCE SHEET (Unaudited and Condensed)

	June 30, 2014	September 30, 2013
	(In millions)
ASSETS
Cash and equivalents	$235.6	$713.3
Investment securities	-	28.8
Restricted cash and investment securities	63.4	67.0
Jackpot annuity investments	54.2	56.5
Receivables, net	510.0	577.9
Inventories	89.5	90.1
Other assets and deferred costs	259.9	242.4
Total current assets	1,212.6	1,776.0

Property, plant and equipment, net	435.6	483.9
Jackpot annuity investments	248.2	268.6
Contracts and notes receivable, net	116.4	165.6
Goodwill and other intangible assets, net	1,564.8	1,601.7
Other assets and deferred costs	479.8	317.0
TOTAL ASSETS	$4,057.4	$4,612.8

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt	$-	$826.6
Accounts payable	83.2	110.0
Jackpot liabilities, current portion	123.0	131.7
Dividends payable	27.2	25.9
Other accrued liabilities	288.1	414.3
Total current liabilities	521.5	1,508.5

Long-term debt	1,987.7	1,366.3
Jackpot liabilities	273.0	293.3
Other liabilities	109.8	190.6
TOTAL LIABILITIES	2,892.0	3,358.7

TOTAL EQUITY	1,165.4	1,254.1
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,057.4	$4,612.8

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited and Condensed)

Nine Months Ended June 30,	2014	2013
	(In millions)
OPERATING
Net income	$177.1	$209.2

Adjustments:
Depreciation and amortization	145.2	175.6
Acquisition-related contingent earn-out costs	8.8	28.0
Other non-cash items	70.8	74.6

Changes in operating assets and liabilities, excluding acquisitions:
Receivables	87.0	(20.7)
Inventories	(0.9)	3.7
Accounts payable and accrued liabilities	(115.9)	(58.7)
Jackpot liabilities	(41.3)	(58.2)
Income taxes, net of employee stock plans	(48.5)	(25.5)
Other assets and deferred costs	(220.9)	7.2
Net operating cash flows	61.4	335.2

INVESTING
Capital expenditures	(69.1)	(97.1)
Proceeds from assets sold	16.7	15.3
Investment securities, net	28.9	-
Jackpot annuity investments, net	34.6	39.3
Changes in restricted cash	3.8	8.8
Loans receivable, net	9.0	22.6
Business acquisitions, net of cash acquired	(1.5)	-
Net investing cash flows	22.4	(11.1)

FINANCING
Debt-related proceeds (payments), net	(225.6)	(143.2)
Employee stock plan proceeds	13.7	13.7
Share repurchases, including net shares	(211.4)	(81.0)
Dividends paid	(80.5)	(55.5)
Acquisition-related contingent consideration	(56.1)	(27.9)
Net financing cash flows	(559.9)	(293.9)

FOREIGN EXCHANGE RATES EFFECT ON CASH AND EQUIVALENTS	(1.6)	(7.2)

NET CHANGE IN CASH AND EQUIVALENTS	(477.7)	23.0

BEGINNING CASH AND EQUIVALENTS	713.3	206.3

ENDING CASH AND EQUIVALENTS	$235.6	$229.3

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

SUPPLEMENTAL DATA (Unaudited)
REVENUE METRICS	Third Quarters		Nine Months
Periods Ended June 30,	2014	2013	2014	2013
	(In millions, unless otherwise noted)
GAMING OPERATIONS
Revenues	$217.6	$247.3	$671.0	$744.3
North America	189.9	214.1	581.7	643.0
International	27.7	33.2	89.3	101.3
Gross margin	62%	61%	61%	62%
North America	61%	60%	59%	61%
International	71%	69%	74%	69%
Installed base (units '000)	50.5	56.7	50.5	56.7
North America	39.3	42.5	39.3	42.5
International	11.2	14.2	11.2	14.2
Yield (average revenue per unit per day - $0.00)	$46.02	$47.96	$46.75	$47.91

PRODUCT SALES
Revenues	$166.9	$259.2	$613.1	$772.9
North America	111.1	184.7	425.0	544.2
International	55.8	74.5	188.1	228.7
Machines	$87.2	$177.9	$370.1	$537.8
North America	51.6	123.5	248.8	374.1
International	35.6	54.4	121.3	163.7
Non-machine	$79.7	$81.3	$243.0	$235.1
North America	59.5	61.2	176.2	170.1
International	20.2	20.1	66.8	65.0
Gross margin	58%	54%	54%	53%
North America	62%	56%	56%	55%
International	52%	50%	48%	49%
Machine units recognized ('000)	7.3	13.4	28.0	38.4
North America	4.0	10.0	19.3	28.3
International	3.3	3.4	8.7	10.1
Machine units shipped ('000) [includes units where revenues deferred]	7.1	13.6	27.7	37.2
North America	4.0	10.3	19.3	28.3
New	1.4	2.5	7.2	6.9
Replacement	2.6	7.8	12.1	21.4
International	3.1	3.3	8.4	8.9
New	0.3	0.9	1.5	2.7
Replacement	2.8	2.4	6.9	6.2
Machine ASP ('000)	$11.9	$13.3	$13.2	$14.0
North America	12.9	12.4	12.9	13.2
International	10.7	16.1	13.9	16.2

INTERACTIVE
Revenues	$83.1	$72.5	$237.5	$192.0
North America	73.7	62.2	209.7	158.8
International	9.4	10.3	27.8	33.2
Social Gaming	71.8	61.4	205.4	157.1
North America	71.8	61.4	205.4	157.1
International	-	-	-	-
IGTi	11.3	11.1	32.1	34.9
North America	1.9	0.8	4.3	1.7
International	9.4	10.3	27.8	33.2
Gross margin	63%	63%	62%	61%
North America	63%	63%	62%	62%
International	65%	65%	61%	58%
DoubleDown average user statistics [as a single application with multiple games, active users equal unique users]
DAU (daily active users) ('000)	1,833	1,690	1,774	1,613
MAU (monthly active users) ('000)	5,975	6,658	6,130	5,950
Bookings per DAU ($0.00)	$0.43	$0.40	$0.42	$0.36

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Reconciliations Of GAAP TO Non-GAAP Adjusted Financial Measures
(in millions, except EPS)

Third Quarter Ended June 30, 2014	Cost of Product Sales	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$69.4	$30.8	$175.3	$109.6	$72.1	$0.29
% of revenue			37%	23%

Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	(2.2)	2.2	1.5	0.01
Amortization of intangibles	(0.1)	(2.7)	(3.4)	6.2	4.2	0.02

Merger-related professional fees	-	-	(1.3)	1.3	0.9	-
Certain discrete tax items (benefits)	-	-	-	-	(9.4)	(0.04)
Total non-GAAP adjustments	(0.1)	(2.7)	(6.9)	9.7	(2.8)	(0.01)

Adjusted measures	$69.3	$28.1	$168.4	$119.3	$69.3	$0.28
% of revenue			36%	26%

Third Quarter Ended June 30, 2013	Cost of Product Sales	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$95.6	$26.9	$214.2	$123.0	$65.7	$0.25
% of revenue			37%	21%

Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	(19.2)	19.2	12.8	0.05
Amortization of intangibles	-	(2.3)	(4.4)	6.7	4.4	0.02

Proxy Fees	-	-	(3.7)	3.7	2.5	0.01
Building impairment	-	-	(1.5)	1.5	1.0	-
Total non-GAAP adjustments	-	(2.3)	(28.8)	31.1	20.7	0.08

Adjusted measures	$95.6	$24.6	$185.4	$154.1	$86.4	$0.33
% of revenue			32%	27%

(a) Adjustments tax effected at 33%; (b) Primarily DoubleDown

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

Nine Months Ended June 30, 2014	Product Sales Revenue	Cost of Gaming Operations	Cost of Product Sales	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$613.1	$259.3	$284.8	$90.1	$602.0	$285.4	$177.1	$0.71
% of revenue					40%	19%

Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	-	-	(17.2)	17.2	11.5	0.04
Amortization of intangibles	-	-	(0.1)	(8.1)	(10.2)	18.4	12.3	0.05

Merger-related professional fees	-	-	-	-	(1.3)	1.3	0.9	-
Business realignment	-	-	-	-	(16.5)	16.5	11.0	0.05
Alabama note impairment	-	-	-	-	(1.3)	1.3	0.9	-
Legal accrual	-	-	-	-	(7.8)	7.8	5.2	0.02
Severance	-	(0.6)	-	-	(2.1)	2.7	1.8	0.01
Certain discrete tax items (benefits)	-	-	-	-	-	-	(39.0)	(0.16)
Total non-GAAP adjustments	-	(0.6)	(0.1)	(8.1)	(56.4)	65.2	4.6	0.01

Adjusted measures	$613.1	$258.7	$284.7	$82.0	$545.6	$350.6	$181.7	$0.72
% of revenue					36%	23%

Nine Months Ended June 30, 2013	Product Sales Revenue	Cost of Gaming Operations	Cost of Product Sales	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

GAAP measures	$772.9	$282.7	$363.7	$75.1	$617.0	$370.7	$209.2	$0.79
% of revenue					36%	22%

Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	-	-	(58.6)	58.6	39.1	0.14
Amortization of intangibles	-	-	-	(6.9)	(13.3)	20.2	13.5	0.05

Proxy Fees	-	-	-	-	(7.6)	7.6	5.1	0.02
Impairment	-	-	-	-	(3.1)	3.1	2.1	0.01
Royalty settlement	(5.0)	-	-	-	-	(5.0)	(5.0)	(0.02)
Certain discrete tax items (benefits)	-	-	-	-	-	-	(5.9)	(0.02)
Total non-GAAP adjustments	(5.0)	-	-	(6.9)	(82.6)	84.5	48.9	0.18

Adjusted measures	$767.9	$282.7	$363.7	$68.2	$534.4	$455.2	$258.1	$0.97
% of revenue					31%	27%

(a) Adjustments tax effected at 33%, except no tax effect on royalty settlement; (b) Primarily DoubleDown

       News Release
International Game Technology Reports 2014 Third Quarter Fiscal Year Results

	Third Quarters		Nine Months
Adjusted EBITDA For The Periods Ended June 30,	2014	2013	2014	2013

GAAP Net income	$72.1	$65.7	$177.1	$209.2
Other (income) expense, net	15.5	25.7	73.3	68.0
Income tax provision	22.0	31.6	35.0	93.5
Depreciation and amortization	45.8	57.8	145.2	175.6

Other charges:
Share-based compensation	6.6	10.1	23.1	28.7
Contingent acquisition-related costs	2.2	19.2	17.2	58.6
Impairment	-	1.5	17.8	3.1
Adjusted EBITDA	$164.2	$211.6	$488.7	$636.7

Free Cash Flow For The Nine Months Ended June 30,	2014	2013

GAAP net operating cash flows	$61.4	$335.2
Investment in property, plant and equipment	(20.5)	(18.7)
Investment in gaming operations equipment	(45.8)	(78.1)
Investment in intellectual property	(2.8)	(0.3)
Free Cash Flow (before dividends)	(7.7)	238.1
Dividends paid	(80.5)	(55.5)
Free Cash Flow (after dividends)	$(88.2)	$182.6

We believe that certain non-GAAP financial measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating our operating performance. Non-GAAP information is used to evaluate business performance and management's effectiveness. These measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures may not be calculated in the same manner by all companies and therefore may not be comparable.